Exhibit 99.1

                         CERTIFICATION OF ANNUAL REPORT

     In connection with the accompanying Annual Report of Wyman Park Bancorporation, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2002 (the "Report"), I, Ernest A. Moretti, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                        /s/ Ernest A. Moretti
                                                        ------------------------
                                                        Ernest A. Moretti
                                                        Chief Executive Officer
Date:  September 27, 2002